UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 6, 2020

The Kraft Heinz Company
(Exact name of registrant as specified in its charter)

Delaware	001-37482	46-2078182
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One PPG Place, Pittsburgh, Pennsylvania 15222
(Address of principal executive offices, including zip code)

(412) 456-5700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common stock, $0.01 par value	KHC	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.
On April 6, 2020, The Kraft Heinz Company issued a press release providing a business update related to the novel coronavirus outbreak. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
Item 8.01. Other Events.
The Kraft Heinz Company is filing this Current Report on Form 8-K to supplement our risk factors included in Part I, Item 1A, Risk Factors to our Annual Report on Form 10-K for the year ended December 28, 2019.
Supplemental Risk Factor
The outbreak of the novel coronavirus ("Coronavirus" or "COVID-19") could negatively impact our business and results of operations.
In December 2019, an outbreak of illness caused by a novel coronavirus called COVID-19 was identified in Wuhan, China. On January 31, 2020, the United States declared a public health emergency related to the novel coronavirus and on March 11, 2020, the World Health Organization declared that the spread of the novel coronavirus qualified as a global pandemic. The continued spread of COVID-19 throughout the United States and the international community has had, and could continue to have, a negative impact on financial markets, on economic conditions, and on portions of our business. COVID-19 could negatively impact our business and results of operations in a number of ways, including, but not limited to, the following:
•a shutdown of one or more of our manufacturing facilities due to illness could significantly disrupt our production capabilities;
•a significant portion of our workforce could become unable to work, including as a result of illness or government restrictions;
•a decrease in demand for away from home establishments, resulting from government restrictions and social distancing measures, may adversely affect our foodservice operations;
•an impairment in the carrying value of goodwill or intangible assets or a change in the useful life of definite-lived intangible assets could occur if there are sustained changes in consumer purchasing behaviors, government restrictions, or financial results (e.g. there may be a heightened risk of impairment in our foodservice reporting units if there is a sustained decrease in demand in away from home establishments);
•an increase in working capital needs and/or an increase in trade accounts receivable write-offs as a result of increased financial pressures on our suppliers or customers;
•a change in demand resulting from restrictions on social interactions could affect customers and consumers plans to purchase our products;
•a change in demand for or availability of our products as a result of retailers, distributors, or carriers modifying their restocking, fulfillment, or shipping practices;
•a shift in consumer spending as a result of the economic downturn could result in consumers moving to private label or lower margin products;
•a change in trade promotion and marketing activities could occur in response to changes in consumer viewing and shopping habits resulting from the cancellation of major events, travel restrictions, and in-store shopping practices;
•a slowdown or stoppage in our supply chain could result from government restrictions or if our suppliers, vendors, distributors, or third-party manufacturers fail to meet their obligations to us or experience disruptions in their ability to do so;
•a strain on our supply chain could result from increased consumer demand at our retail customers, such as grocery stores, club stores, and value stores;
•an increase in commodity and other input costs could result from market volatility;
•a fluctuation in foreign currency exchange rates or interest rates could result from market uncertainties;
•an increase in the cost or the difficulty to obtain debt or equity financing, or to refinance our debt in the future, could affect our financial condition or our ability to fund operations or future investment opportunities; and

•an increase in regulatory restrictions or continued market volatility could hinder our ability to execute strategic business activities including acquisitions and divestitures.
Additionally, COVID-19 could negatively affect our internal controls over financial reporting as a portion of our workforce is required to work from home and therefore new processes, procedures, and controls could be required to respond to changes in our business environment. Further, should any key employees become ill from the coronavirus and unable to work, the attention of the management team could be diverted.
The potential effects of COVID-19 also could impact many of our risk factors, included in Part 1, Item 1A, Risk Factors of our Annual Report on Form 10-K for the year ended December 28, 2019, including, but not limited to changes in our relationships with significant customers, suppliers, and other business relationships; our ability to leverage our brand value to compete against private label products; unanticipated business disruptions; the impacts of our international operations; economic and political conditions in the United States and in various other nations where we do business; changes in our management team or other key personnel and our ability to hire or retain key personnel or a highly skilled and diverse global workforce; risks associated with information technology and systems, including service interruptions, misappropriation of data, or breaches of security; impacts of natural events in the locations in which we or our customers, suppliers, distributors, or regulators operate; our ownership structure; additional impairments of the carrying amounts of goodwill or other indefinite-lived intangible assets; foreign exchange rate fluctuations; volatility in commodity, energy, and other input costs; volatility in the market value of all or a portion of the commodity derivatives we use; increased pension, labor and people-related expenses; an inability to remediate the material weaknesses in our internal control over financial reporting or additional material weaknesses or other deficiencies in the future or the failure to maintain an effective system of internal controls; volatility of capital markets and other macroeconomic factors. However, as the COVID-19 situation is unprecedented and continuously evolving, the potential impacts to our risk factors that are further described in our Annual Report on Form 10-K for the year ended December 28, 2019, remain uncertain.
Item 9.01. Financial Statements and Exhibits.
(d) The following exhibit is furnished with this Current Report on Form 8-K.

Exhibit No.	Description
99.1	The Kraft Heinz Company Press Release, dated April 6, 2020.
104	The cover page of The Kraft Heinz Company's Current Report on Form 8-K dated April 6, 2020, formatted in inline XBRL.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Kraft Heinz Company

Date: April 6, 2020	By:	/s/ Paulo Basilio
Paulo Basilio
Global Chief Financial Officer

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